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}{============================================================================}{
}{                                                                            }{
}{                      INCORPORATED UNDER THE LAWS OF THE                    }{
}{       )-------------(                                   )-------------(    }{
}{       |    NUMBER   |             COLORADO              |    SHARES   |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{                                                                            }{
}{                          Pacific Intermedia, Inc.                          }{
}{         10,000,000 Authorized Shares Par value $.001 Non-Assesable         }{
}{                                                                            }{
}{                                                                            }{
}{                          This is to certify that                           }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                          is the record holder of                           }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{      shares of            PACIFIC INTERMEDIA, INC.         Common Stock    }{
}{      transferrable on the books of the Corporation in person or by duly    }{
}{      authorized  attorney  upon surrender  of this certificate properly    }{
}{      endorsed.   This Certificate is not  valid until  countersigned by    }{
}{      the Transfer Agent and registered by the Registrar.                   }{
}{            Witness  the  facsimile  seal  of  the  Corporation and  the    }{
}{      facsimile signatures of its duly authorized officers.                 }{
}{                                                                            }{
}{                                                                            }{
}{      Dated:                                                                }{
}{                                                                            }{
}{                                                                            }{
}{                                  CORPORATE                                 }{
}{                                                                            }{
}{    /s/ Tina Bogani                 SEAL           /s/ David Brinton Lukens }{
}{        SECRETARY                   2001                    PRESIDENT       }{
}{                                                                            }{
}{============================================================================}{
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